LIABILITY FOR EMPLOYEE SEVERANCE PAY, NET	12 Months Ended
Dec. 31, 2016
Postemployment Benefits [Abstract]
LIABILITY FOR EMPLOYEE SEVERANCE PAY, NET
NOTE 7           -           LIABILITY FOR EMPLOYEE SEVERANCE PAY, NET

Israeli law and labor agreements determine the obligations of the Company to make severance payments to dismissed employees and to employees leaving employment under certain other circumstances. The obligation for severance pay benefits, as determined by Israeli law, is based upon length of service and the employee’s most recent salary. The liability is partially covered through insurance policies purchased by the Company and deposits in a severance fund.

The deposited funds include profits accumulated up to the balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligation pursuant to Israel's Severance Pay Law, 1963 or labor agreements.

Since July 2008, the Company's agreements with new Israeli employees are under Section 14 of the Israeli Severance Pay Law, 1963. The Company's contributions for severance pay have replaced its severance obligation. Upon contribution of the full amount of the employee's monthly salary for each year of service, no additional calculations are conducted between the parties regarding the matter of severance pay and no additional payments are made by the Company to the employee.

Severance pay expenses for the years ended December 31, 2016, 2015 and 2014, amounted to $120, $94 and $6, respectively (not including the company’s contributions to severance pay under section 14).